UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2022

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

This Current Report on Form 8-K (this "Report") is being filed by SGRP to report the outcome of the Annual Meeting of SGRP's Stockholders held on July 12, 2022 (the "2022 Annual Meeting"), pursuant to SGRP’s Proxy Statement and the supplemental materials respecting the 2022 Annual Meeting (the "Annual Meeting Proxy Statement"), which SGRP filed with the SEC on June 13, 2022, and mailed on or about June 13, 2022 to all of SGRP's stockholders of record at the close of business on May 20, 2022 (the "Record Date").

Item 5.07 Submission of Matters to a Vote of Security Holders.

Stockholders holding 14,616,253 shares (approximately 66.91%) of SGRP Common Stock were present at the 2022 Annual Meeting in person or by proxy. Each such stockholder was entitled to one (1) vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2022 Annual Meeting.

As more fully described in the Proxy Statement, at the 2022 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) To reelect six (6) Directors of SGRP (all incumbents on May 20, 2022) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected and qualified; (ii) To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2022; (iii) To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement (i.e., “say on pay”); and (iv) To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one (1), two (2) or three (3) years.

See "QUORUM AND VOTING REQUIREMENTS" in the Proxy Statement for the standards applicable in the 2022 Annual Meeting.

Results of the four (4) Proposals

(i)	To reelect six (6) Directors of SGRP (all incumbents on May 20, 2022) to serve on SGRP’s Board of Directors (the “Board”) during the ensuing year and until their successors are elected and qualified:

	For	Against	Abstain
William H. Bartels	10,373,696	391,689	53,189
Peter W. Brown	10,372,698	392,787	53,189
Robert G. Brown	10,439,409	362,281	16,984
Michael R. Matacunas	10,412,637	352,728	53,209
Michael Wager	10,537,225	228,160	53,189
Sean M. Whelan	10,536,275	229,210	53,189

Having received a majority of the votes cast, William H. Bartels, Peter W. Brown, Robert G. Brown, Michael R. Matacunas, Michael Wager and Sean M. Whelan, were reelected as directors of SGRP.

(ii)	To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2022:

For	Against	Abstain
6,925,283	7,613,862	77,108

Having received affirmative votes from less than a majority of the votes cast, the appointment of BDO USA, LLP was not approved on an advisory basis.

(iii)	To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement:

For	Against	Abstain
10,342,368	411,897	64,409

Having received a majority of the votes cast, the compensation of the Named Executive Officers was approved.

(iv)
To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one (1), two (2) or three (3) years:

"One (1) Year"	"Two (2) Years"	"Three (3) Years"	Abstain
10,734,927	7,210	18,522	58,015

Having received a majority of the votes cast, the Corporation will request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one year.

Forward Looking Statements

This Current Report contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been furnished by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of adding new directors to the Board, the potential negative effects of any stock issuance and/or payment resulting from such resolution negotiations, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation’s compliance with applicable Nasdaq’s Audit Committee and director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	July 14, 2022
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
Treasurer and Secretary